SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 19, 1998


                           NATURAL HEALTH TRENDS CORP.
             (Exact name of Registrant as specified in its charter)


        Florida                          0-25238                 59-2705336
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
incorporation or organization)                               Identification No.)

         2001 West Sample Road, Suite 318, Pompano Beach, Florida 33064
               (Address of principal executive offices)      (Zip Code)


       Registrant's telephone number, including area code: (954) 969-9771


                                       n/a
          (Former name or former address, if changed since last report)




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Item 5.  Other Events .


     The NASDAQ Stock Market, Inc. has requested that Natural Health Trends Corp. (the "Company") file this Current Report on Form 8-K, including unaudited Financial Statements set forth below.

      The following consolidated statement of operations for the year ended December 31, 1997 and the consolidated balance sheet at December 31, 1997, are derived from the unaudited Financial Statements of the Company, which have been prepared on a basis consistent with the audited Financial Statements of the Company and, in the opinion of management, include all adjustments, consisting of normal recurring adjustments, necessary for a fair presentation of the Company's financial position and results of operations. However, the Financial Statements have not been audited by the Company's independent certified public accountants and the Company's audited Financial Statements may contain material differences. In addition, the Financial Statements set forth herein do not contain notes to the Financial Statements which would appear in the Company's audited Financial Statements.




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

                           NATURAL HEALTH TRENDS CORP.

                           CONSOLIDATED BALANCE SHEET

                                December 31, 1997

                                   (UNAUDITED)



      ASSETS

CURRENT ASSETS:
  Cash                                                                                       $         124,320
  Restricted cash                                                                                      250,000
  Accounts receivable                                                                                1,988,432
  Inventories                                                                                        1,049,253
  Due from officers                                                                                    142,442
  Due from affiliate                                                                                 ---------
  Prepaid expenses and other current assets                                                            390,128
            TOTAL CURRENT ASSETS                                                                     3,944,575

PROPERTY, PLANT AND EQUIPMENT                                                                        3,355,178
DEPOSITS AND OTHER ASSETS                                                                            6,966,397
                                                                                                     ---------
TOTAL ASSETS:                                                                                 $     14,266,150
                                                                                              ================

          LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Accounts payable                                                                           $       3,033,488
  Accrued expenses                                                                                   1,195,224
  Revolving credit line                                                                                217,422
  Accrued Expenses for Discontinued Operations                                                         338,446
  Current portion of long term debt                                                                  1,737,590
  Deferred revenue                                                                                   1,099,790
  Current portion of accrued consulting contract                                                       246,607
  Other current liabilities                                                                            257,447
          TOTAL CURRENT LIABILITIES                                                                  8,126,014

LONG-TERM DEBT                                                                                       2,596,923
DEBENTURES PAYABLE                                                                                     183,267
ACCRUED CONSULTING CONTRACT                                                                            113,524
ACCRUED EXPENSES DISCONTINUED OPERATIONS                                                                 9,552

COMMON STOCK SUBJECT TO PUT                                                                            380,000

STOCKHOLDERS' EQUITY:
  Preferred stock, $.001 par value, 1,500,000 shares authorized; 2,200  shares
       issued and outstanding                                                                        1,900,703
  Common stock, $.001 par value; 40,000,000 shares authorized;
       30,325,435 shares issued and outstanding at December 31, 1997                                    30,290
  Additional paid-in capital                                                                        11,890,648
  Retained earnings (accumulated deficit)                                                          (10,571,021)
  Common stock subject to put                                                                         (380,000)
  Prepaid stock compensation                                                                           (13,750)
       TOTAL STOCKHOLDERS' EQUITY                                                                    2,856,870

                                                                                            $       14,266,150




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
                           NATURAL HEALTH TRENDS CORP.

                      CONSOLIDATED STATEMENTS OF OPERATIONS

                          YEAR ENDED DECEMBER 31, 1997

                                   (UNAUDITED)


REVENUES                                                                                            $    6,968,926

COST OF SALES                                                                                            2,746,904

GROSS PROFIT                                                                                             4,222,023

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES                                                             7,411,642

NON-CASH IMPUTED COMPENSATION EXPENSE                                                                      400,000

LITIGATION SETTLEMENT                                                                                      118,206

OPERATING INCOME (LOSS)                                                                                 (3,707,826)

OTHER INCOME (EXPENSE):
   Interest (net)                                                                                         (964,099)
   Other                                                                                                  (103,000)
   Miscellaneous Revenue                                                                                    21,839
                                                                                                        ----------

INCOME (LOSS) FROM CONTINUING OPERATIONS
    BEFORE INCOME TAX                                                                                   (4,753,086)

PROVISION FOR INCOME TAX                                                                                    ---

INCOME (LOSS) FROM CONTINUED OPERATIONS                                                                 (4,753,086)

DISCONTINUED OPERATIONS:
   Income (Loss) From Discontinued                                                                       ----
   Operations                                                                                           (1,993,174)
   (Loss) On Disposal                                                                                     (657,381)
                                                                                                       ------------

INCOME (LOSS) FROM DISCONTINUED OPERATIONS                                                              (2,650,555)

NET INCOME (LOSS)                                                                                     $ (7,403,641)
                                                                                                      =============

INCOME (LOSS) PER COMMON SHARE:
   Continued Operations                                                                                      (0.27)
   Discontinued Operations                                                                                   (0.15)

NET INCOME (LOSS) PER COMMON SHARE                                                                           (0.43)

WEIGHTED AVERAGE COMMON SHARES USED                                                                     17,370,585









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                                   SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:     February 19, 1998



                                           NATURAL HEALTH TRENDS CORP.
                                                  (Registrant)


                                           By:  ______________________________
                                                Neal R. Heller
                                                President




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